Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, BERNADETTE M. MADARIETA, Senior Vice President and Chief Financial Officer of Lamb Weston Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Lamb Weston Holdings, Inc.'s Quarterly Report on Form 10-Q for the quarter ended February 26, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Lamb Weston Holdings, Inc. as of and for the periods presented.

April 6, 2023

/s/ BERNADETTE M. MADARIETA
BERNADETTE M. MADARIETA Senior Vice President and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Lamb Weston Holdings, Inc. and will be retained by Lamb Weston Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.